UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006 (August 22, 2006)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On August 22, 2006, the Board of Directors of Mid-America Apartment Communities, Inc. approved an amendment to the Mid-America Apartment Communities, Inc. Non-Qualified Deferred Compensation Plan for Outside Company Directors (the “Plan”). The purpose of the amendment is to allow eligible directors to elect to defer any restricted stock awards made to them under the Mid-America Apartment Communities, Inc. 2004 Stock Plan.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by the Amendment to the Mid-America Apartment Communities, Inc. Non-Qualified Deferred Compensation Plan for Outside Company Directors, attached as Exhibit 10.1 of this Current Report and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10.1	Amendment to the Mid-America Apartment Communities, Inc. Non-Qualified Deferred Compensation Plan for Outside Company Directors dated August 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: August 23, 2006	/s/Simon R.C. Wadsworth
Simon R.C. Wadsworth
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amendment to the Mid-America Apartment Communities, Inc. Non-Qualified Deferred Compensation Plan for Outside Company Directors dated August 22, 2006